Statements of Operations - USD ($)	9 Months Ended	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2022
Operating expenses:
Professional fees	$ 686,358	$ 2,407,874
Selling, general and administrative	448,445	960,904
Total operating expenses	1,134,803	3,368,778
Loss from operations	(1,134,803)	(3,368,778)
Other income:
Interest income	1,299	834,403
Change in fair value of warrant liabilities	5,892	153,191
Total other income (expenses)	7,191	987,594
Loss before income taxes	(1,127,612)	(2,381,184)
Provision for income taxes		(119,000)
Net loss	$ (1,127,612)	$ (2,500,184)
Redeemable Shares
Other income:
Weighted-average common shares outstanding, basic (in Shares)	2,789,393	5,463,799
Basic net loss per share (in Dollars per share)	$ (0.15)	$ (0.06)
Non-Redeemable Shares
Other income:
Weighted-average common shares outstanding, basic (in Shares)	1,447,964	1,728,078
Basic net loss per share (in Dollars per share)	$ (0.49)	$ (1.25)